UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09957
                                   811-10179

Name of Fund:  Mercury Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Mercury Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 -   Report to Stockholders


Mercury
Basic Value Fund, Inc.


Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) at the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Mecury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Mercury Basic Value Fund, Inc.


Proxy Results


During the six-month period ended June 30, 2005, Mercury Basic Value Fund,
Inc.'s shareholders voted on the following proposals. Proposals 1, 2A, 2B and 3 were approved at a shareholders' meeting on January 31, 2005. With respect to Proposal 4B, the meeting was adjourned until April 5, 2005 at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                            Shares Voted                Shares Withheld
                                                                                For                       From Voting
1.  To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
    Donald W. Burton, Laurie Simon Hodrick, John F. O'Brien,
    David H. Walsh and Fred G. Weiss                                          806,678                        53,135


                                                                     Shares Voted      Shares Voted       Shares Voted
                                                                         For             Against            Abstain
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                      653,842            27,616            178,355

2B. To approve changes to fundamental investment restriction
    on lending.                                                        664,150            25,507            170,156

3.  To consider and act upon a proposed investment advisory
    agreement.                                                         678,473            13,384            167,956

4B. To approve an amendment and restatement of the
    charter provisions regarding redemption of fund shares.            466,283            16,265            121,303



Important Tax Information


All of the ordinary income distribution paid by Mercury Basic Value Fund, Inc. to shareholders of record on December 3, 2004 qualifies for the dividends received deduction for corporations and consists entirely of qualified income for individuals.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers


Despite a frustrating fiscal year, we are comfortable with the make-up of the portfolio and believe our value approach will continue to provide long-term rewards for our shareholders.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Mercury Basic Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +2.70%, +2.78%, +2.63% and +2.90%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) This compared to a return of +6.32% for the Standard & Poor's 500 (S&P 500) Index, +11.18% for the S&P 500 Barra Value Index and an average return of +8.74% for the Lipper Large Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

As the fiscal period began, the Federal Reserve Board (the Fed) had just embarked on its "measured" program of interest rate increases. In hindsight, this marked the start of a period of relative uncertainty for equities. In addition to the rising interest rates, worries over the U.S. presidential election, concern over geopolitical events and inconsistent economic releases were enough to send the markets into a downturn that lasted into early November. Some relief came after the uneventful conclusion of the presidential contest, when the incumbent party was returned to office and investors prepared for business as usual. Equity markets rallied through the end of 2004, only to fall back again in 2005. Slower gross domestic product growth in the first quarter of the year, coupled with fears of a slowdown in corporate earnings, a rising oil price, heightened inflationary expectations and a Fed that appeared untiring in its monetary tightening campaign, gave investors reason to pause.

Amid these conditions, the cyclical areas of the market began to underperform. This had a negative impact on Fund performance. After benefiting from a procyclical bias throughout 2003 and the first half of 2004, we began to see the effects of a slowing economy and investor caution play out on the portfolio. We had expected this to be a transition year for the economy and the market, and prepared the portfolio by drastically reducing the Fund's beta (a measure of risk). However, unlike the more bearish observers, we view this as a fairly natural (i.e., historically normal) transition from a period of robust economic activity characterized by accommodative monetary and fiscal policy to a new period of higher rates and slower - yet still healthy - growth. For that reason, we moderated, but still maintained, our focus on those industries sensitive to changes in the economy.

The information technology (IT) sector suffered the most over the past year, and delivered a performance penalty versus the S&P 500 Barra Value Index of 269 basis points (2.69%). IT stocks that disappointed the most were Unisys Corp., International Business Machines Corp., 3Com Corp., Micron Technology, Inc. and Tektronix, Inc. In other cyclical sectors, we had poor performance from Alcoa, Inc., E.I. du Pont de Nemours & Co. and International Paper Co. in materials; Deere & Co. and Honeywell International, Inc. in industrials; and Philips Electronics Corp., Viacom Inc., Time Warner, Inc. and The Gap, Inc. in consumer discretionary. Each of these sectors had contributed meaningfully to Fund performance in the prior fiscal year.

While the Fund's holdings in health care generally performed well, our overweight position in Merck & Co, Inc., albeit small, hampered relative results by 49 basis points as the company encountered trouble with Vioxx, its blockbuster arthritis-pain medication. We immediately liquidated our position in Merck following the drug's recall. In consumer staples, our positions in Albertson's, Inc. and Coca-Cola Enterprises, Inc. also hurt performance, as both companies suffered earnings disappointments in the second half of 2004.

The energy sector proved to be the standout, both in the overall market and in the portfolio. Our above-average exposure to energy contributed 135 basis points to the Fund's relative returns. As the oil price surpassed $60 per barrel during the period, it was no surprise that the chief contributors to performance were our holdings in oil drillers Diamond Offshore Drilling and Transocean Inc., and oil and gas exploration company Unocal Corporation.

While this has been a challenging 12 months for the Fund, we continue to believe that the economy is on relatively solid footing. In fact, at a growth rate still well above 3%, the economy has demonstrated tremendous resilience, particularly amid rising short-term interest rates and record-high oil prices. Short-term rates are still accommodative at 3.25% and inflation remains relatively subdued. Thus, despite the short-term underperformance, we believe the portfolio is positioned to benefit in this environment over the long run. The companies in the portfolio are trading at inexpensive prices versus what we believe their businesses are worth.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



What changes were made to the portfolio during the period?

As mentioned earlier, we began to position the portfolio for what we expected to be a transition year for the market and the U.S. economy. This involved moving upward in market capitalization size, decreasing the Fund's beta and increasing portfolio diversification.

From a sector perspective, we reduced our exposure to IT, industrials and materials while increasing positions in more defensive areas of the market, such as consumer staples, health care and utilities. Notable sales included Boeing Co., Caterpillar Inc. and CSX Corporation in industrials, and Nokia Oyj, National Semiconductor Corporation and Tektronix in IT. We also trimmed our position in International Paper Co. in materials. Additions to the portfolio included AstraZeneca Group Plc and GlaxoSmithKline Plc in health care, The Southern Co. in utilities, and Sara Lee Corp. and The Kroger Co. in consumer staples. Although the health care sector has underperformed over the past few years, we recently have seen evidence of improving drug pipelines and earnings estimates that have stopped going down. For these reasons, we believe there is value to be found in this sector.

We began to take profits in energy, given the strong outperformance of this sector and valuations that are beginning to look less compelling from the perspective of a contrarian investor. Stocks that were eliminated from the portfolio included Kerr-McGee Corporation, Unocal and Chevron Corp. We also reduced our exposure to Diamond Offshore. Despite trimming our overweighting in energy, we remain positive on the sector over the longer term and expressed that view by increasing our position in GlobalSantaFe Corp.

We maintained our weighting in financials, but have been considering ways to increase our exposure now that we believe the Fed is nearing the end of its tightening cycle. Currently, the portfolio is geared more toward brokers and the financial markets rather than companies whose fortunes rely on the mortgage market. The U.S. Treasury yield curve has flattened considerably, and we believe this could hurt regional banks whose business depends on interest margin.

In keeping with our still positive view on the economy, we continued to find value in a number of cyclical stocks. To that end, we added Seagate Technology, Electronic Data Systems Corp. and Micron Technology in IT, and manufacturing conglomerate Tyco International Ltd.


How would you characterize the Fund's position at the close of the period?

At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, consumer discretionary, information technology, energy, industrials and materials. We had underweights in financials, health care, telecommunication services, consumer discretionary and utilities.

As mentioned in our last report to shareholders, we expected that 2005 would be a tougher year for equities, as valuations were starting from a much higher level than a year ago. Having said that, we believe we are right in the middle of a market and economic transition, and would characterize the current environment as "the pause that refreshes." We view 2005 as much like 1994, the last time the Fed embarked on a rate-hiking campaign. The three years prior (1991 - 1993) were cyclical growth years and the four years that followed (1995 - 1998) represented a Goldilocks period (not too hot, not too cold). We are using historical precedent as our guide, and have positioned the portfolio for a soft economic landing. We believe that once the Fed completes its monetary tightening, markets will move higher. The one caveat to this view is the red-hot housing market, which was not a variable in 1994.

Although corporate earnings have likely hit their peak, we believe Corporate America is much healthier than it was in 1994. After years of cost-cutting and historically low interest rates, companies have cash on their balance sheets to invest for growth, increase dividends, buy back stock or make acquisitions. We believe we are just seeing the beginning of this type of shareholder-friendly activity. We will continue to search for companies that offer these types of options given their excess free cash flow. At the same time, particularly in this environment of investor uncertainty, we will continue to emphasize proper diversification and risk management in the portfolio as we continue our search for undervalued companies that we believe have the potential to offer significant value over a three-year time horizon.


Kevin M. Rendino
Vice President and Co-Portfolio Manager


Robert J. Martorelli
Vice President and Co-Portfolio Manager


July 12, 2005



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Performance Data


About Fund Performance


The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

The performance results depicted on pages 7 - 9 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. Fund Asset Management, L.P. voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Performance Data (continued)

Recent Performance Results
                                                        6-Month           12-Month           10-Year
As of June 30, 2005                                   Total Return      Total Return       Total Return
Mercury Basic Value Fund, Inc. Class A Shares*           -2.44%            + 2.70%           +144.73%
Mercury Basic Value Fund, Inc. Class B Shares*           -2.43             + 2.78            +135.03
Mercury Basic Value Fund, Inc. Class C Shares*           -2.46             + 2.63            +132.75
Mercury Basic Value Fund, Inc. Class I Shares*           -2.34             + 2.90            +151.06
S&P 500 (R) Index**                                      -0.81             + 6.32            +157.92
S&P 500 Barra Value Index***                             +0.09             +11.18            +166.58

  * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Currently, Class B and Class C did not accrue distribution fees (12(b)-1 fees) due to regulatory limits. If such fees were included, returns would have been lower.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and
    30% of NYSE issues.

*** This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500
   Index that have lower price-to-book ratios.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class A Shares*

Date                                      Value

June 1995                               $ 9,475.00
June 1996                               $11,333.00
June 1997                               $14,692.00
June 1998                               $18,056.00
June 1999                               $20,629.00
June 2000                               $19,352.00
June 2001                               $20,491.00
June 2002                               $18,548.00
June 2003                               $18,241.00
June 2004                               $22,579.00
June 2005                               $23,188.00


Mercury Basic Value Fund, Inc.++
Class B Shares*

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,871.00
June 1997                               $15,268.00
June 1998                               $18,622.00
June 1999                               $21,117.00
June 2000                               $19,651.00
June 2001                               $20,682.00
June 2002                               $18,619.00
June 2003                               $18,405.00
June 2004                               $22,868.00
June 2005                               $23,503.00


S&P 500 Index++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $12,600.00
June 1997                               $16,972.00
June 1998                               $22,091.00
June 1999                               $27,119.00
June 2000                               $29,084.00
June 2001                               $24,771.00
June 2002                               $20,315.00
June 2003                               $20,366.00
June 2004                               $24,258.00
June 2005                               $25,792.00


S&P 500 Barra Value Index++++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $12,480.00
June 1997                               $16,335.00
June 1998                               $20,438.00
June 1999                               $23,819.00
June 2000                               $22,602.00
June 2001                               $24,393.00
June 2002                               $19,980.00
June 2003                               $19,613.00
June 2004                               $23,978.00
June 2005                               $26,658.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests all of its assets in Master Basic Value Trust. The
       Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

  ++++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged broad-based Index is a capitalization-weighted index of stocks in the S&P 500 Index that have lower price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +2.70%           -2.69%
Five Years Ended 6/30/05                 +3.68            +2.57
Ten Years Ended 6/30/05                  +9.36            +8.77

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.




                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +2.78%           -1.22%
Five Years Ended 6/30/05                 +3.64            +3.30
Ten Years Ended 6/30/05                  +8.92            +8.92

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class C Shares*

Date                                      Value

June 1995                               $10,000.00
June 1996                               $11,869.00
June 1997                               $15,264.00
June 1998                               $18,620.00
June 1999                               $21,108.00
June 2000                               $19,641.00
June 2001                               $20,672.00
June 2002                               $18,629.00
June 2003                               $18,314.00
June 2004                               $22,679.00
June 2005                               $23,275.00


Mercury Basic Value Fund, Inc.++
Class I Shares*

Date                                      Value

June 1995                               $ 9,475.00
June 1996                               $11,362.00
June 1997                               $14,765.00
June 1998                               $18,195.00
June 1999                               $20,840.00
June 2000                               $19,593.00
June 2001                               $20,806.00
June 2002                               $18,887.00
June 2003                               $18,619.00
June 2004                               $23,117.00
June 2005                               $23,788.00


S&P 500 Index++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $12,600.00
June 1997                               $16,972.00
June 1998                               $22,091.00
June 1999                               $27,119.00
June 2000                               $29,084.00
June 2001                               $24,771.00
June 2002                               $20,315.00
June 2003                               $20,366.00
June 2004                               $24,258.00
June 2005                               $25,792.00


S&P 500 Barra Value Index++++++

Date                                      Value

June 1995                               $10,000.00
June 1996                               $12,480.00
June 1997                               $16,335.00
June 1998                               $20,438.00
June 1999                               $23,819.00
June 2000                               $22,602.00
June 2001                               $24,393.00
June 2002                               $19,980.00
June 2003                               $19,613.00
June 2004                               $23,978.00
June 2005                               $26,658.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests all of its assets in Master Basic Value Trust. The
       Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

  ++++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged broad-based Index is a capitalization-weighted index of stocks in the S&P 500 Index that have lower price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +2.63%           +1.63%
Five Years Ended 6/30/05                 +3.45            +3.45
Ten Years Ended 6/30/05                  +8.82            +8.82

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +2.90%           -2.50%
Five Years Ended 6/30/05                 +3.96            +2.84
Ten Years Ended 6/30/05                  +9.64            +9.05

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                              Beginning                Ending          During the Period*
                                                            Account Value          Account Value       January 1, 2005 to
                                                              January 1,              June 30,              June 30,
                                                                 2005                   2005                  2005
Actual

Class A                                                         $1,000               $  975.60               $8.03
Class B                                                         $1,000               $  975.70               $8.13
Class C                                                         $1,000               $  975.40               $8.08
Class I                                                         $1,000               $  976.60               $6.81

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000               $1,016.66               $8.20
Class B                                                         $1,000               $1,016.56               $8.30
Class C                                                         $1,000               $1,016.61               $8.25
Class I                                                         $1,000               $1,017.90               $6.95

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.64% for Class A,
   1.66% for Class B, 1.65% for Class C and 1.39% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.
   Currently, Class B and Class C did not accrue distribution fees (12(b)-1 fees) due to regulatory fee limits.
   If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately
   2.41% and 2.40%, the actual expenses paid would have been approximately $11.81 and $11.75, and the hypothetical expenses paid would have been approximately $12.03 and $11.98 for Class B and Class C, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statement of Assets and Liabilities                                                                Mercury Basic Value Fund, Inc.

As of June 30, 2005
Assets

       Investment in Master Basic Value Trust (the "Trust"), at value
       (identified cost--$5,553,373)                                                                              $     8,382,136
       Prepaid expenses                                                                                                    34,223
                                                                                                                  ---------------
       Total assets                                                                                                     8,416,359
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $         1,757
           Other affiliates                                                                              1,464              3,221
                                                                                               ---------------
       Accrued expenses                                                                                                     5,530
                                                                                                                  ---------------
       Total liabilities                                                                                                    8,751
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $     8,407,608
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $        16,759
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       36,117
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       19,555
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                          139
       Paid-in capital in excess of par                                                                                 7,500,942
       Undistributed investment income                                                         $        17,404
       Accumulated realized capital losses allocated from the Trust--net                           (2,012,071)
       Unrealized appreciation allocated from the Trust--net                                         2,828,763
                                                                                               ---------------
       Total accumulated earnings--net                                                                                    834,096
                                                                                                                  ---------------
       Net Assets                                                                                                 $     8,407,608
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $1,943,573 and 167,592 shares outstanding                                  $         11.60
                                                                                                                  ===============
       Class B--Based on net assets of $4,197,441 and 361,169 shares outstanding                                  $         11.62
                                                                                                                  ===============
       Class C--Based on net assets of $2,250,427 and 195,546 shares outstanding                                  $         11.51
                                                                                                                  ===============
       Class I--Based on net assets of $16,167 and 1,384 shares outstanding                                       $         11.68
                                                                                                                  ===============

       See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statement of Operations                                                                            Mercury Basic Value Fund, Inc.

For the Year Ended June 30, 2005
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $       193,728
           Interest from affiliates                                                                                         5,888
           Securities lending--net                                                                                            271
           Expenses                                                                                                      (41,492)
                                                                                                                  ---------------
       Total Income                                                                                                       158,395
                                                                                                                  ---------------

Expenses

       Registration fees                                                                       $        46,620
       Printing and shareholder reports                                                                 40,516
       Administration fees                                                                              24,298
       Professional fees                                                                                22,330
       Account maintenance fees--Class B                                                                12,882
       Transfer agent fees--Class B                                                                     11,054
       Account maintenance fees--Class C                                                                 5,893
       Account maintenance fees--Class A                                                                 5,358
       Transfer agent fees--Class C                                                                      4,752
       Transfer agent fees--Class A                                                                      4,105
       Directors' fees and expenses                                                                         55
       Transfer agent fees--Class I                                                                        131
       Other                                                                                            14,831
                                                                                               ---------------
       Total expenses before waiver and reimbursement of expenses                                      192,825
       Waiver and reimbursement of expenses                                                           (74,116)
                                                                                               ---------------
       Total expenses after waiver and reimbursement of expenses                                                          118,709
                                                                                                                  ---------------
       Investment income--net                                                                                              39,686
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized gain on investments, foreign currency transactions and options written--net            912,569
       Change in unrealized appreciation/depreciation on investments, foreign currency
       transactions and options written--net                                                         (721,819)
                                                                                               ---------------
       Total realized and unrealized gain--net                                                                            190,750
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $       230,436
                                                                                                                  ===============

       See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statements of Changes in Net Assets                                                                Mercury Basic Value Fund, Inc.
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $        39,686    $        32,914
       Realized gain--net                                                                              912,569            412,575
       Change in unrealized appreciation/depreciation--net                                           (721,819)          1,957,107
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                            230,436          2,402,596
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                     (4,716)           (11,895)
           Class B                                                                                    (11,535)           (27,594)
           Class C                                                                                     (5,334)           (12,105)
           Class I                                                                                       (284)              (845)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                            (21,869)           (52,439)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                          (2,713,427)        (2,199,801)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (2,504,860)            150,356
       Beginning of year                                                                            10,912,468         10,762,112
                                                                                               ---------------    ---------------
       End of year*                                                                            $     8,407,608    $    10,912,468
                                                                                               ===============    ===============
         * Undistributed (accumulated distribution in excess of) investment income--net        $        17,404    $         (450)
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Financial Highlights                                                                               Mercury Basic Value Fund, Inc.
                                                                                         Class A
                                                                                                                   For the Period
                                                                                                                    October 16,
                                                                                                                     2000++ to
The following per share data and ratios have been derived              For the Year Ended June 30,                    June 30,
from information provided in the financial statements.       2005           2004           2003           2002          2001
Per Share Operating Performance

       Net asset value, beginning of period              $      11.32   $       9.19   $       9.37   $      10.37   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .05**          .03**          .04**          .01**            .01
       Realized and unrealized gain (loss)--net                   .26           2.15          (.20)          (.99)            .36
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .31           2.18          (.16)          (.98)            .37
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                               (.03)          (.05)          (.02)          (.02)             --
           Realized gain--net                                      --             --             --        --+++++             --
                                                         ------------   ------------   ------------   ------------   ------------
       Total dividends and distributions                        (.03)          (.05)          (.02)          (.02)             --
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $      11.60   $      11.32   $       9.19   $       9.37   $      10.37
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                       2.70%         23.78%        (1.66%)        (9.48%)       3.70%+++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement++++            1.64%          1.65%          1.65%          1.65%         1.36%*
                                                         ============   ============   ============   ============   ============
       Expenses++++                                             2.39%          2.26%          2.28%          2.83%        23.91%*
                                                         ============   ============   ============   ============   ============
       Investment income--net                                    .42%           .28%           .44%           .13%          .51%*
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $      1,944   $      2,406   $      2,330   $      2,442   $        323
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         45.10%         33.32%         31.92%         38.15%         37.53%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Financial Highlights (continued)                                                                   Mercury Basic Value Fund, Inc.
                                                                                         Class B
                                                                                                                   For the Period
                                                                                                                    October 16,
                                                                                                                     2000++ to
The following per share data and ratios have been derived              For the Year Ended June 30,                    June 30,
from information provided in the financial statements.       2005           2004           2003           2002          2001
Per Share Operating Performance

       Net asset value, beginning of period              $      11.33   $       9.16   $       9.29   $      10.33   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income (loss)--net                            .05**          .03**          .04**        (.02)**        --+++++
       Realized and unrealized gain (loss)--net                   .26           2.19          (.15)         (1.01)            .33
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .31           2.22          (.11)         (1.03)            .33
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                               (.02)          (.05)          (.02)          (.01)             --
           Realized gain--net                                      --             --             --        --+++++             --
                                                         ------------   ------------   ------------   ------------   ------------
       Total dividends and distributions                        (.02)          (.05)          (.02)          (.01)             --
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $      11.62   $      11.33   $       9.16   $       9.29   $      10.33
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                       2.78%         24.25%        (1.15%)        (9.97%)       3.30%+++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement++++            1.66%          1.65%          1.65%          1.99%         1.97%*
                                                         ============   ============   ============   ============   ============
       Expenses++++                                             2.43%          2.28%          2.29%          3.23%        22.03%*
                                                         ============   ============   ============   ============   ============
       Investment income (loss)--net                             .40%           .28%           .43%         (.24%)        (.18%)*
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $      4,197   $      5,915   $      5,904   $      7,969   $      2,290
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         45.10%         33.32%         31.92%         38.15%         37.53%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Financial Highlights (continued)                                                                   Mercury Basic Value Fund, Inc.
                                                                                         Class C
                                                                                                                   For the Period
                                                                                                                    October 16,
                                                                                                                     2000++ to
The following per share data and ratios have been derived              For the Year Ended June 30,                    June 30,
from information provided in the financial statements.       2005           2004           2003           2002          2001
Per Share Operating Performance

       Net asset value, beginning of period              $      11.24   $       9.12   $       9.30   $      10.33   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income (loss)--net                            .05**          .03**          .04**        (.01)**        --+++++
       Realized and unrealized gain (loss)--net                   .25           2.14          (.20)         (1.01)            .33
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .30           2.17          (.16)         (1.02)            .33
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                               (.03)          (.05)          (.02)          (.01)             --
           Realized gain--net                                      --             --             --        --+++++             --
                                                         ------------   ------------   ------------   ------------   ------------
       Total dividends and distributions                        (.03)          (.05)          (.02)          (.01)             --
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $      11.51   $      11.24   $       9.12   $       9.30   $      10.33
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                       2.63%         23.84%        (1.69%)        (9.89%)       3.30%+++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement++++            1.65%          1.65%          1.65%          1.83%         1.81%*
                                                         ============   ============   ============   ============   ============
       Expenses++++                                             2.40%          2.27%          2.31%          3.03%        21.97%*
                                                         ============   ============   ============   ============   ============
       Investment income (loss)--net                             .41%           .28%           .43%         (.06%)        (.02%)*
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $      2,250   $      2,512   $      2,419   $      3,503   $        838
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         45.10%         33.32%         31.92%         38.15%         37.53%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Financial Highlights (concluded)                                                                   Mercury Basic Value Fund, Inc.
                                                                                         Class I
                                                                                                                   For the Period
                                                                                                                    October 16,
                                                                                                                     2000++ to
The following per share data and ratios have been derived              For the Year Ended June 30,                    June 30,
from information provided in the financial statements.       2005           2004           2003           2002          2001
Per Share Operating Performance

       Net asset value, beginning of period              $      11.39   $       9.24   $       9.41   $      10.39   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .08**          .06**          .06**          .04**            .04
       Realized and unrealized gain (loss)--net                   .25           2.16          (.20)         (1.00)            .35
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .33           2.22          (.14)          (.96)            .39
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                               (.04)          (.07)          (.03)          (.02)             --
           Realized gain--net                                      --             --             --        --+++++             --
                                                         ------------   ------------   ------------   ------------   ------------
       Total dividends and distributions                        (.04)          (.07)          (.03)          (.02)             --
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $      11.68   $      11.39   $       9.24   $       9.41   $      10.39
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                       2.90%         24.16%        (1.42%)        (9.22%)       3.90%+++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement++++            1.39%          1.40%          1.40%          1.40%         1.19%*
                                                         ============   ============   ============   ============   ============
       Expenses++++                                             2.20%          1.99%          2.08%          2.65%        26.47%*
                                                         ============   ============   ============   ============   ============
       Investment income--net                                    .69%           .54%           .67%           .37%          .79%*
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $         16   $         79   $        109   $        189   $         42
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         45.10%         33.32%         31.92%         38.15%         37.53%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements                    Mercury Basic Value Fund, Inc.


1. Significant Accounting Policies:
Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at June 30, 2005 was 0.1%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $37 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of a permanent difference attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.40%. This arrangement has a one-year term and is renewable. For the year ended June 30, 2005, FAM earned fees of $24,298, all of which was waived. In addition, FAM reimbursed the Fund $49,818 in additional expenses.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements (continued)        Mercury Basic Value Fund, Inc.


The Fund has also entered into an Investment Advisory Agreement with FAM whereby the Fund may pay a monthly investment advisory fee based upon the average daily value of the Fund's net assets at the following annual rates:
..60% of the Fund's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .75%
Class C                                     .25%               .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the year ended June 30, 2005, the Fund did not accrue Class B and Class C distribution fees because of regulatory fee limits.

For the year ended June 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received contingent deferred sales charges of $6,691 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $2,713,427 and $2,199,801 for the years ended June 30, 2005 and June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                   36,047    $       418,416
Automatic conversion of shares                   927             10,715
Shares issued to shareholders
   in reinvestment of dividends                  402              4,706
                                      --------------    ---------------
Total issued                                  37,376            433,837
Shares redeemed                             (82,247)          (935,650)
                                      --------------    ---------------
Net decrease                                (44,871)    $     (501,813)
                                      ==============    ===============


Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                   34,717    $       373,735
Shares issued to shareholders
   in reinvestment of dividends                1,165             11,656
                                      --------------    ---------------
Total issued                                  35,882            385,391
Shares redeemed                             (77,135)          (822,237)
                                      --------------    ---------------
Net decrease                                (41,253)    $     (436,846)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends                  877    $        10,279
                                      --------------    ---------------
Automatic conversion of shares                 (925)           (10,715)
Shares redeemed                            (160,750)        (1,829,833)
                                      --------------    ---------------
Total redeemed                             (161,675)        (1,840,548)
                                      --------------    ---------------
Net decrease                               (160,798)    $   (1,830,269)
                                      ==============    ===============



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements (concluded)        Mercury Basic Value Fund, Inc.


Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                      365    $         3,610
Shares issued to shareholders
   in reinvestment of dividends                2,467             24,709
                                      --------------    ---------------
Total issued                                   2,832             28,319
Shares redeemed                            (125,218)        (1,295,662)
                                      --------------    ---------------
Net decrease                                 122,386    $   (1,267,343)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                      456    $         5,004
Shares issued to shareholders
   in reinvestment of dividends                  440              5,105
                                      --------------    ---------------
Total issued                                     896             10,109
Shares redeemed                             (28,934)          (325,818)
                                      --------------    ---------------
Net decrease                                (28,038)    $     (315,709)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends                1,164    $        11,571
Shares redeemed                             (42,876)          (453,850)
                                      --------------    ---------------
Net decrease                                (41,712)    $     (442,279)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends                   24    $           284
Shares redeemed                              (5,577)           (65,920)
                                      --------------    ---------------
Net decrease                                 (5,553)    $      (65,636)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends                   84    $           846
Shares redeemed                              (4,923)           (54,179)
                                      --------------    ---------------
Net decrease                                 (4,839)    $      (53,333)
                                      ==============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:


                                           6/30/2005          6/30/2004
Distributions paid from:
  Ordinary income                     $       21,869    $        52,439
                                      --------------    ---------------
Total taxable distributions           $       21,869    $        52,439
                                      ==============    ===============


As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:




Undistributed ordinary income--net                      $        17,404
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                17,404
Capital loss carryforward                                  (1,834,067)*
Unrealized gains--net                                       2,650,759**
                                                        ---------------
Total accumulated earnings--net                         $       834,096
                                                        ===============

 * On June 30, 2005, the Fund had a net capital loss carryforward of $1,834,067, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Report of Independent Registered Public
Accounting Firm                                  Mercury Basic Value Fund, Inc.


To the Shareholders and Board of Directors of Mercury Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Basic Value Fund, Inc. as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Basic Value Fund, Inc. as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 15, 2005



Portfolio Information                                  Master Basic Value Trust


As of June 30, 2005

                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

Exxon Mobil Corp.                                  4.5%
JPMorgan Chase & Co.                               3.3
Wells Fargo & Co.                                  3.3
GlobalSantaFe Corp.                                2.7
Time Warner, Inc.                                  2.4
Raytheon Co.                                       2.3
Bank of America Corp.                              2.0
Citigroup, Inc.                                    1.9
Kimberly-Clark Corp.                               1.9
Tyco International Ltd.                            1.9


                                               Percent of
                                                 Total
Investment Criteria                           Investments

Low Price-to-Book Value                           33.6%
Above-Average Yield                               30.9
Below-Average Price/Earnings Ratio                21.3
Special Situations                                 8.7
Other*                                             5.5

 * Includes portfolio holdings in short-term investments and options.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Schedule of Investments                                                                                  Master Basic Value Trust

                                                                                                                       Percent of
       Industry++                          Shares Held   Common Stocks                                     Value       Net Assets
Above-Average Yield

       Metals & Mining                       3,586,200   Alcoa, Inc.                                 $    93,707,406         1.1%
       Pharmaceuticals                       1,419,000   AstraZeneca Group Plc (a)                        58,547,940         0.7
       Diversified Telecommunication         2,627,100   BCE, Inc.                                        62,209,728         0.8
          Services
       Capital Markets                       4,900,000   The Bank of New York Co., Inc.                  141,022,000         1.7
       Diversified Telecommunication         3,377,800   BellSouth Corp.                                  89,748,146         1.1
          Services
       Multi-Utilities                         754,800   Dominion Resources, Inc.                         55,394,772         0.7
       Chemicals                             3,153,500   E.I. du Pont de Nemours & Co.                   135,632,035         1.6
       Oil, Gas & Consumable Fuels           6,457,700   Exxon Mobil Corp.                               371,124,019         4.5
       Industrial Conglomerates              4,167,600   General Electric Co.                            144,407,340         1.8
       Food Products                         1,939,600   General Mills, Inc.                              90,753,884         1.1
       Pharmaceuticals                       2,722,100   GlaxoSmithKline Plc (a)                         132,049,071         1.6
       Aerospace & Defense                   3,695,300   Honeywell International, Inc.                   135,358,839         1.6
       Diversified Financial Services        7,747,092   JPMorgan Chase & Co.                            273,627,290         3.3
       Capital Markets                       2,578,100   Mellon Financial Corp.                           73,965,689         0.9
       Pharmaceuticals                       3,306,100   Pfizer, Inc.                                     91,182,238         1.1
       Multi-Utilities                       1,595,200   Public Service Enterprise Group, Inc.            97,020,064         1.2
       Oil, Gas & Consumable Fuels           1,638,000   Royal Dutch Petroleum Co. (a)                   106,306,200         1.3
       Diversified Telecommunication         3,918,800   SBC Communications, Inc.                         93,071,500         1.1
          Services
       Food Products                         2,844,000   Sara Lee Corp.                                   56,339,640         0.7
       Electric Utilities                    2,148,500   The Southern Co.                                 74,488,495         0.9
       Diversified Telecommunication         2,880,900   Verizon Communications, Inc.                     99,535,095         1.2
          Services
       Commercial Banks                      2,074,700   Wachovia Corp.                                  102,905,120         1.3
                                                                                                     ---------------       ------
                                                                                                       2,578,396,511        31.3

Below-Average Price/Earnings Ratio

       Insurance                             1,154,000   The Allstate Corp.                               68,951,500         0.8
       Insurance                             2,482,700   American International Group, Inc.              144,244,870         1.7
       Commercial Banks                      3,667,400   Bank of America Corp.                           167,270,114         2.0
       Health Care Equipment & Supplies      3,441,300   Baxter International, Inc.                      127,672,230         1.6
       Diversified Financial Services        3,300,000   Citigroup, Inc.                                 152,559,000         1.9
       Beverages                             4,685,200   Coca-Cola Enterprises, Inc.                     103,121,252         1.3
       Thrifts & Mortgage Finance            1,474,200   Fannie Mae                                       86,093,280         1.0
       Insurance                             3,503,100   Genworth Financial, Inc. Class A                105,898,713         1.3
       Computers & Peripherals               6,441,800   Hewlett-Packard Co.                             151,446,718         1.8
       Household Durables                    4,097,000   Koninklijke Philips Electronics NV              103,203,430         1.2
       Food Products                         2,779,400   Kraft Foods, Inc.                                88,412,714         1.1
       Food & Staples Retailing              2,492,200   The Kroger Co. (b)                               47,426,566         0.6
       Hotels, Restaurants & Leisure         3,137,300   McDonald's Corp.                                 87,060,075         1.1
       Capital Markets                       2,658,200   Morgan Stanley                                  139,475,754         1.7
       Pharmaceuticals                       2,493,100   Schering-Plough Corp.                            47,518,486         0.6
       Food Products                         1,613,500   Unilever NV (a)                                 104,603,205         1.3
       IT Services                           8,276,500   Unisys Corp. (b)                                 52,390,245         0.6
                                                                                                     ---------------       ------
                                                                                                       1,777,348,152        21.6

Low Price-to-Book Value

       Communications Equipment             11,904,900   3Com Corp. (b)                                   43,333,836         0.5
       Electronic Equipment & Instruments    3,415,200   Agilent Technologies, Inc. (b)                   78,617,904         1.0
       Oil, Gas & Consumable Fuels           1,012,100   Anadarko Petroleum Corp.                         83,144,015         1.0
       Media                                 3,762,000   Comcast Corp. Special Class A (b)               112,671,900         1.4
       Machinery                             1,801,600   Deere & Co.                                     117,986,784         1.5
       Energy Equipment & Services           2,016,800   Diamond Offshore Drilling (d)                   107,757,624         1.3
       IT Services                           1,714,900   Electronic Data Systems Corp.                    33,011,825         0.4



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Schedule of Investments (continued)                                                                      Master Basic Value Trust
                                                                                                                       Percent of
       Industry++                          Shares Held   Common Stocks                                     Value       Net Assets
Low Price-to-Book Value
(concluded)

       Energy Equipment & Services           5,433,200   GlobalSantaFe Corp.                         $   221,674,560         2.7%
       Energy Equipment & Services           1,969,100   Halliburton Co.                                  94,162,362         1.1
       Insurance                             1,027,500   Hartford Financial Services Group, Inc.          76,836,450         0.9
       Paper & Forest Products               3,423,800   International Paper Co. (d)                     103,432,998         1.3
       Household Products                    2,541,300   Kimberly-Clark Corp.                            159,059,967         1.9
       Semiconductors & Semiconductor       16,669,315   LSI Logic Corp. (b)(d)                          141,522,484         1.7
          Equipment
       Media                                12,143,200   Liberty Media Corp. Class A (b)                 123,739,208         1.5
       Semiconductors & Semiconductor        2,392,000   Micron Technology, Inc. (b)                      24,422,320         0.3
          Equipment
       Communications Equipment              7,097,300   Motorola, Inc.                                  129,596,698         1.6
       Aerospace & Defense                   4,769,400   Raytheon Co.                                    186,578,928         2.3
       Insurance                             3,795,476   The St. Paul Travelers Cos., Inc.               150,035,166         1.8
       Computers & Peripherals              15,406,600   Sun Microsystems, Inc. (b)                       57,466,618         0.7
       Media                                11,755,100   Time Warner, Inc. (b)                           196,427,721         2.4
       Industrial Conglomerates              5,408,100   Tyco International Ltd.                         157,916,520         1.9
       Media                                   100,200   Viacom, Inc. Class B                              3,208,404         0.0
       Media                                 4,402,600   Walt Disney Co.                                 110,857,468         1.4
       Commercial Banks                      4,408,400   Wells Fargo & Co.                               271,469,272         3.3
       Paper & Forest Products                 252,700   Weyerhaeuser Co. (d)                             16,084,355         0.2
                                                                                                     ---------------       ------
                                                                                                       2,801,015,387        34.1

Special Situations

       Pharmaceuticals                       1,619,000   Abbott Laboratories                              79,347,190         1.0
       Semiconductors & Semiconductor        3,991,500   Applied Materials, Inc. (d)                      64,582,470         0.8
          Equipment
       Energy Equipment & Services           1,738,300   BJ Services Co.                                  91,225,984         1.1
       Semiconductors & Semiconductor        2,644,800   Fairchild Semiconductor International,
          Equipment                                      Inc. (b)                                         39,010,800         0.5
       Specialty Retail                      3,900,000   The Gap, Inc.                                    77,025,000         0.9
       Computers & Peripherals               1,771,100   International Business Machines Corp.           131,415,620         1.6
       Media                                 7,848,600   Interpublic Group of Cos., Inc. (b)(d)           95,595,948         1.2
       Semiconductors & Semiconductor        2,722,100   Novellus Systems, Inc. (b)                       67,263,091         0.8
          Equipment
       Computers & Peripherals               4,436,700   Seagate Technology                               77,864,085         0.9
                                                                                                     ---------------       ------
                                                                                                         723,330,188         8.8

                                                         Total Common Stocks
                                                         (Cost--$5,751,094,459)                        7,880,090,238        95.8


                                   Beneficial Interest   Short-Term Securities
                                        $  335,609,701   Merrill Lynch Liquidity Series, LLC
                                                            Cash Sweep Series I (e)                      335,609,701         4.1
                                           128,759,850   Merrill Lynch Liquidity Series, LLC
                                                            Money Market Series (c)(e)                   128,759,850         1.5

                                                         Total Short-Term Securities
                                                         (Cost--$464,369,551)                            464,369,551         5.6


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Schedule of Investments (concluded)                                                                      Master Basic Value Trust
                                             Number of                                                                 Percent of
                                             Contracts   Options Purchased                                 Value       Net Assets
       Put Options Purchased                             GlobalSantaFe Corp.:
                                                10,000      expiring October 2005 at USD 37.5,
                                                            Broker Deutsche Bank                     $     1,250,000         0.0%
                                                 3,000      expiring October 2005 at USD 37.5,
                                                            Broker Goldman Sachs                             375,000         0.0

                                                         Total Options Purchased
                                                         (Premiums Paid--$2,215,540)                       1,625,000         0.0

                                                         Total Investments
                                                         (Cost--$6,217,679,550)                        8,346,084,789       101.4


                                                         Options Written
       Call Options Written                              GlobalSantaFe Corp.:
                                                10,000      expiring October 2005 at USD 40,
                                                            Broker Deutsche Bank                         (3,400,000)         0.0
                                                 3,000      expiring January 2006 at USD 47.5,
                                                            Broker Goldman Sachs                           (375,000)         0.0
                                                 7,000   Hewlett-Packard Co., expiring August 2005 at
                                                         USD 22.5, Broker Citigroup Global Markets       (1,085,000)         0.0
                                                         Morgan Stanley:
                                                 2,070      expiring July 2005 at USD 55,
                                                            Broker Deutsche Bank                            (62,100)         0.0
                                                   669      expiring July 2005 at USD 55,
                                                            Broker Morgan Stanley                           (20,070)         0.0
                                                 7,661      expiring July 2005 at USD 55,
                                                            Broker UBS Warburg                             (229,830)         0.0

                                                         Total Options Written
                                                         (Premiums Received--$4,796,366)                 (5,172,000)         0.0

       Total Investments, Net of Options Written (Cost--$6,212,883,184+++)                             8,340,912,789       101.4
       Liabilities in Excess of Other Assets                                                           (111,984,977)        (1.4)
                                                                                                     ---------------       ------
       Net Assets                                                                                    $ 8,228,927,812       100.0%
                                                                                                     ===============       ======

++  For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
    This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry and investment criteria classifications are unaudited.

+++ The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                       $    6,243,078,922
                                                         ==================
    Gross unrealized appreciation                        $    2,224,114,251
    Gross unrealized depreciation                             (126,280,384)
                                                         ------------------
    Net unrealized appreciation                          $    2,097,833,867
                                                         ==================

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or portion of security, is on loan.

(e) Investments in companies considered to be an affiliate of the Trust (such companies are defined as
    "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                      Net          Interest
    Affiliate                                       Activity        Income

    Merrill Lynch Liquidity Series, LLC Cash
      Sweep Series I                              239,975,625     $5,157,259
    Merrill Lynch Liquidity Series, LLC Money
      Market Series                              (477,329,348)    $  234,529

    See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statement of Assets and Liabilities                                                                      Master Basic Value Trust

As of June 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $122,489,752) (identified cost--$5,751,094,459)                                                         $ 7,880,090,238
       Investments in affiliated securities, at value (identified cost--$464,369,551)                                 464,369,551
       Options purchased, at value (premiums paid--$2,215,540)                                                          1,625,000
       Cash                                                                                                                23,210
       Receivables:
           Securities sold                                                                     $    38,074,779
           Dividends                                                                                10,920,541
           Contributions                                                                             6,739,147
           Interest from affiliates                                                                    475,726
           Options written                                                                             402,463
           Securities lending                                                                           12,447         56,625,103
                                                                                               ---------------
       Prepaid expenses                                                                                                    19,079
                                                                                                                  ---------------
       Total assets                                                                                                 8,402,752,181
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      128,759,850
       Options written, at value (premiums received--$4,796,366)                                                        5,172,000
       Payables:
           Withdrawals                                                                              18,673,475
           Securities purchased                                                                     17,961,875
           Investment adviser                                                                        2,498,623
           Options purchased                                                                           360,540
           Other affiliates                                                                            177,938         39,672,451
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             220,068
                                                                                                                  ---------------
       Total liabilities                                                                                              173,824,369
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 8,228,927,812
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 6,100,898,207
       Unrealized appreciation--net                                                                                 2,128,029,605
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 8,228,927,812
                                                                                                                  ===============

       See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statement of Operations                                                                                  Master Basic Value Trust

For the Year Ended June 30, 2005
Investment Income

       Dividends (net of $2,095,351 foreign withholding tax)                                                      $   169,336,577
       Interest from affiliates                                                                                         5,157,259
       Securities lending--net                                                                                            234,529
                                                                                                                  ---------------
       Total income                                                                                                   174,728,365
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    34,300,778
       Accounting services                                                                           1,263,769
       Custodian fees                                                                                  345,525
       Professional fees                                                                               134,612
       Printing and shareholder reports                                                                117,597
       Trustees' fees and expenses                                                                      53,947
       Other                                                                                           146,480
                                                                                               ---------------
       Total expenses                                                                                                  36,362,708
                                                                                                                  ---------------
       Investment income--net                                                                                         138,365,657
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                        589,631,520
           Options written--net                                                                     11,840,957
           Foreign currency transactions--net                                                           31,697        601,504,174
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                      (409,648,186)
           Options written--net                                                                    (2,586,783)
           Foreign currency transactions--net                                                          (7,902)      (412,242,871)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        189,261,303
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   327,626,960
                                                                                                                  ===============

       See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Statements of Changes in Net Assets                                                                      Master Basic Value Trust
                                                                                                        For the Year Ended
                                                                                                             June 30,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

       Investment income--net                                                                  $   138,365,657    $   124,808,940
       Realized gain--net                                                                          601,504,174        274,834,486
       Change in unrealized appreciation/depreciation--net                                       (412,242,871)      1,439,863,697
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        327,626,960      1,839,507,123
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                               1,525,901,828      1,290,226,187
       Fair value of withdrawals                                                               (2,371,841,107)    (1,770,988,202)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (845,939,279)      (480,762,015)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                   (518,312,319)      1,358,745,108
       Beginning of year                                                                         8,747,240,131      7,388,495,023
                                                                                               ---------------    ---------------
       End of year                                                                             $ 8,228,927,812    $ 8,747,240,131
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                                                     Master Basic Value Trust
                                                                                                                   For the Period
                                                                                                                     October 13,
                                                                                                                      2000++ to
The following ratios have been derived from                                 For the Year Ended June 30,               June 30,
information provided in the financial statements.                     2005         2004         2003         2002       2001
Total Investment Return**

       Total investment return                                         3.91%        25.38%       (.09%)      (9.93%)           --
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                         .43%          .43%         .43%         .42%        .42%*
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                          1.63%         1.50%        1.66%        1.33%       1.57%*
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of period (in thousands)                  $ 8,228,928   $ 8,747,240  $ 7,388,495  $ 8,307,176  $ 9,409,683
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                             45.10%        33.32%       31.92%       38.15%       37.53%
                                                                 ===========   ===========  ===========  ===========  ===========

         * Annualized.

        ** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

        ++ Commencement of operations.

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements                          Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements (continued)              Master Basic Value Trust


Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Notes to Financial Statements (concluded)              Master Basic Value Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2005, the Trust lent securities with a value of $10,639,559 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2005, MLIM, LLC received $104,237 in securities lending agent fees.

In addition, MLPF&S received $1,414,267 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2005.

For the year ended June 30, 2005, the Trust reimbursed FAM $193,244 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $3,718,669,315 and $4,628,082,497, respectively.

Transactions in call options written for the year ended June 30, 2005 were as follows:


                                           Number of         Premiums
                                           Contracts         Received

Outstanding call options written,
   beginning of year                          18,940    $   3,342,849
Options written                              143,390       18,830,429
Options exercised                           (26,211)      (3,947,965)
Options closed                              (85,940)     (10,270,783)
Options expired                             (19,779)      (3,158,164)
                                      --------------    -------------
Outstanding call options written,
   end of year                                30,400    $   4,796,366
                                      ==============    =============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended June 30, 2005.



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005



Report of Independent Registered Public
Accounting Firm                                        Master Basic Value Trust


To the Investors and Board of Trustees
of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust (the "Trust") as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 15, 2005



MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director/               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee                 to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
   President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Officers and Directors/Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Independent Directors/Trustees*


Donald W. Burton        Director/    2002 to    General Partner of The Burton Partnership,     23 Funds       Knology, Inc.
P.O. Box 9095           Trustee      present    Limited Partnership (an investment             42 Portfolios  (telecommuni-
Princeton,                                      partnership) since 1979; Managing General                     cations) and
NJ 08543-9095                                   Partner of the South Atlantic Venture Funds                   Symbion, Inc.
Age: 61                                         since 1983; Member of the Investment Advisory                 (healthcare)
                                                Council of the Florida State Board of
                                                Administration since 2001.


Laurie Simon Hodrick    Director/    1999 to    Professor of Finance and Economics, Graduate   23 Funds       None
P.O. Box 9095           Trustee      present    School of Business, Columbia University        42 Portfolios
Princeton,                                      since 1998.
NJ 08543-9095
Age: 42


John Francis O'Brien    Director/    2005 to    President and Chief Executive Officer of       23 Funds       ABIOMED
P.O. Box 9095           Trustee      present    Allmerica Financial Corporation (financial     42 Portfolios  (medical device
Princeton,                                      services holding company) from 1995 to 2002                   manufacturer),
NJ 08543-9095                                   and Director from 1995 to 2003; President of                  Cabot
Age: 62                                         Allmerica Investment Management Co., Inc.                     Corporation
                                                (investment adviser) from 1989 to 2002;                       (chemicals)
                                                Director from 1989 to 2002 and Chairman of                    LKQ Corporation
                                                the Board from 1989 to 1990; President, Chief                 (auto parts
                                                Executive Officer and Director of First                       manufacturing)
                                                Allmerica Financial Life Insurance Company                    and TJX Comp-
                                                from 1989 to 2002 and Director of various                     anies, Inc.
                                                other Allmerica Financial companies until                     (retailer)
                                                2002; Director since 1989 and since 2004 member
                                                of the Governance Nominating Committee; Member
                                                of the Compensation Committee of ABIOMED since
                                                1989 and Member of the Audit Committee of
                                                ABIOMED from 1990 to 2004; Director and member
                                                of the Governance and Nomination Committee of
                                                Cabot Corporation and member of the Audit
                                                Committee since 1990; Director and member of the
                                                Audit Committee and Compensation Committee of
                                                LKQ Corporation from 2003; and Lead Director of
                                                TJX Companies, Inc. since 1999; Trustee of the
                                                Woods Hole Oceanographic Institute since 2003.


David H. Walsh          Director/    2003 to    Consultant with Putnam Investments from 1993   23 Funds       None
P.O. Box 9095           Trustee      present    to 2003 and employed in various capacities     42 Portfolios
Princeton,                                      from 1973 to 1992; Director, The National
NJ 08543-9095                                   Audubon Society since 1998; Director, The
Age: 63                                         American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director/    1998 to    Managing Director of FGW Associates since      23 Funds       Watson
P.O. Box 9095           Trustee      present    1997; Vice President, Planning, Investment     42 Portfolios  Pharmaceuticals,
Princeton,                                      and Development of Warner Lambert Co. from                    Inc.
NJ 08543-9095                                   1979 to 1997; Director of the Michael J. Fox                  (pharmaceutical
Age: 63                                         Foundation for Parkinson's Research since 2000;               company)
                                                Director of BTG International Plc (a global
                                                technology commercialization company)
                                                since 2001.


  * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Board and the Audit Committee.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Officers and Directors/Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Robert J. Martorelli    Vice         2002 to    Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
P.O. Box 9011           President    present    to 2000.
Princeton,
NJ 08543-9011
Age: 48


Kevin M. Rendino        Vice         2000 to    Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
P.O. Box 9011           President    present    to 2000.
Princeton,
NJ 08543-9011
Age: 38


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERCURY BASIC VALUE FUND, INC.                                    JUNE 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31,
           2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -   Principal Accountant Fees and Services

           Mercury Basic Value Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $6,500
                                    Fiscal Year Ending June 30, 2004 - $11,400

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           Master Basic Value Trust
           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $43,000
                                    Fiscal Year Ending June 30, 2004 - $48,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $8,700
                                    Fiscal Year Ending June 30, 2004 - $8,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2005 - $8,181,305
               Fiscal Year Ending June 30, 2004 - $16,114,216

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Basic Value Fund, Inc. and Master Basic Value Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 19, 2005